UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 10, 2009
SERVICE CORPORATION INTERNATIONAL
(Exact name of registrant as specified in its charter)

TEXAS	1-6402-1	74-1488375

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1929 Allen Parkway Houston, Texas		77019

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (713) 522-5141
NONE

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EX-10.1

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On August 10, 2009, Service Corporation International (the “Company”) entered into a Second Amendment to Credit Agreement (the “Credit Agreement Amendment”), amending a covenant pertaining to restrictions on investments, loans, advances, guarantees and acquisitions under that certain Credit Agreement, dated November 28, 2006, as amended, among the Company and the lenders party thereto. A copy of the Credit Agreement Amendment is attached to this current report as Exhibit 10.1 and is incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement, dated as of August 10, 2009, among the Company and the lenders party thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 13, 2009

SERVICE CORPORATION INTERNATIONAL
By:	/s/ Gregory T. Sangalis
Gregory T. Sangalis
Senior Vice President General Counsel and Secretary